UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06142

Exact name of registrant as specified in charter:	abrdn Japan Equity Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2022

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

Aberdeen Japan Equity Fund, Inc. (JEQ)

Semi-annual Report
April 30, 2022

abrdn.com

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Japan Equity Fund, Inc. (the "Fund") has authorized a managed distribution policy ("MDP") of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund's net asset values over the preceding three month period ending on the last day of the month immediately preceding the distribution's declaration date. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the estimated amount and composition of the distribution and other information required by the Fund's MDP exemptive order. The Fund's Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund's investment performance from the amount of distributions or from the terms of the Fund's MDP.

Distribution Disclosure Classification (unaudited)

The Fund's policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced November 1, 2021 through the distributions declared on May 10, 2022 consisted of 12% net investment income, 85% net realized long-term gain and 3% tax return of capital.

In January 2023, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2022 calendar year.

Aberdeen Japan Equity Fund, Inc.

Stockholder Letter (unaudited)

Dear Stockholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Japan Equity Fund, Inc. (the "Fund"), for the six-month period ended April 30, 2022. The Fund's investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX").

Total Investment Return1

For the six-month period ended April 30, 2022, the total return to stockholders of the Fund based on the net asset value ("NAV") and market price of the Fund, respectively, compared to the Fund's benchmark in US dollar terms is as follows:

NAV[2,3]	-24.6%
Market Price[2]	-24.5%
TOPIX Net Total Return Index[4]	-15.5%

For more information about Fund performance, please visit the Fund on the web at www.aberdeenjeq.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.

NAV, Market Price and Premium/Discount

The below table represents comparison from current six-month period end to prior fiscal year end of market price to NAV and associated premium(+)/discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
4/30/2022	$ 7.05	$6.12	-13.19%
10/31/2021	$ 10.70	$9.27	-13.4%

During the six-month period ended April 30, 2022, the Fund's NAV was within a range of $6.92 to $10.97 and the Fund's market price traded within a range of $6.08 to $9.47. During the six-month period ended April 30, 2022, the Fund's shares traded within a range of a premium(+)/discount(-) of -7.6% to -15.3%.

Loan Facility and Use of Leverage

The Fund is permitted to borrow for investment purposes as permitted by the 1940 Act or any rule, order or interpretation thereunder. This allows the Fund to borrow for investment purposes in the amount up to 33 1/3% of the Fund's total assets. On December 15, 2020, the Fund entered into a prime brokerage agreement with BNP Paribas Prime Brokerage International Ltd. ("BNPP PB"), which allows the Fund to borrow on a committed basis. The Fund's outstanding balance as of April 30, 2022 was 1,520,000,000 Japanese Yen ($11,732,016). See Notes to Financial Statements Note 7 for further information.

Managed Distribution Policy

On December 20, 2021, the Fund announced that it has implemented a Managed Distribution Policy ("MDP") commencing in 2022. The Board has determined that the Fund will pay quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average daily NAV for the previous three months as of the month-end prior to declaration. The Board has determined that the initial annualized rate for the 2022 calendar year will be 6.5%. The Fund's distribution policy (the "Distribution Policy") is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. The Distribution Policy will be subject to regular review by the Board. Previously, the Fund's policy was to pay a single annual distribution.

On May 10, 2022, the Fund announced that it will pay on June 30, 2022, a stock distribution of US $0.12 per share to all shareholders of record as of May 20, 2022. This stock distribution will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Shares of common stock will be issued at the lower of the NAV per share or the market price per share with a floor for the NAV of not less than 95% of the market price. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts at Computershare Investor Services who will have whole and fractional shares added to their account.

Shareholders may request to be paid their quarterly distributions in cash instead of shares of common stock by providing advance notice

1	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
2	Assuming the reinvestment of dividends and distributions.
3	The Fund's total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
4	The TOPIX Net Total Return Index is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section. The TOPIX Net Total Return Index is calculated net of withholding taxes to which the Fund is generally subject. The TOPIX Net Total Return Index shows the measure of current market capitalization assuming that market capitalization as of the base date (January 4, 1968) is 100 points. Indices are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Japan Equity Fund, Inc.	1

Stockholder Letter (unaudited) (continued)

to the bank, brokerage or nominee who holds their shares if the shares are in "street name" or by filling out in advance an election card received from Computershare Investor Services if the shares are in registered form.

The Fund is covered under exemptive relief received by the Fund's investment manager from the U.S. Securities and Exchange Commission ("SEC") that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.

Discount Management Program

Under the Fund's Discount Management Program, the Fund's Board of Directors has authorized management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund's shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value. During the six-month period ended April 30, 2022, the Fund did not repurchase any shares.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered "unclaimed property" due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a stockholder is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state's statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.

Portfolio Holdings Disclosure

The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to stockholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC's website at http://www.sec.gov. The Fund makes the information available to stockholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC's website at http://www.sec.gov.

COVID-19

The COVID-19 pandemic has caused major disruption to economies and markets around the world, including the United States. Financial markets have experienced losses, and some sectors of the economy and individual issuers have experienced particularly large losses. Although many financial markets have generally recovered from such losses, market volatility has continued. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

LIBOR

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate ("EURIBOR"), Sterling Overnight Interbank Average Rate ("SONIA")

2	Aberdeen Japan Equity Fund, Inc.

Stockholder Letter (unaudited) (concluded)

and Secured Overnight Financing Rate ("SOFR"), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

abrdn Rebrand

abrdn plc, formerly known as Standard Life Aberdeen plc, was renamed on September 27, 2021. In connection with this re-branding, the entities within abrdn plc group, including investment advisory entities, have been or will be renamed in the near future. The Fund's Board has approved a change in the name of the Fund from "Aberdeen Japan Equity Fund, Inc." to "abrdn Japan Equity Fund, Inc." effective on or about June 30, 2022. The internet address for the Fund's website will also change from www.aberdeenjeq.com to www.abrdnjeq.com, effective as of June 30, 2022. The old address will continue to redirect to the new address for at least a year.

Investor Relations Information

As part of abrdn's commitment to stockholders, we invite you to visit the Fund on the web at www.aberdeenjeq.com. Here, you can view monthly fact sheets, quarterly commentary, distribution, and performance information, and other Fund literature.

Enroll in abrdn's email services and be among the first to receive the latest closed-end fund news, announcements, videos and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences

Contact Us:

•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter;
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Alan Goodson

Alan Goodson
President

Aberdeen Japan Equity Fund, Inc.	3

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the TOPIX Net Total Return Index, the Fund's benchmark, for the six-month, 1-year, 3-year, 5-year and 10-year periods ended as of April 30, 2022.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-24.6%	-20.5%	1.6%	1.9%	6.4%
Market Price	-24.5%	-21.4%	2.0%	1.2%	6.0%
TOPIX Net Total Return Index	-15.5%	-13.9%	2.3%	3.3%	5.8%

Performance of a $10,000 Investment (as of April 30, 2022)

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

abrdn, Inc. (formerly known as Aberdeen Standard Investments Inc.) has entered into an agreement with the Fund to limit investor relations services fees. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund's transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund's Statement of Operations under "Expenses". The Fund's total investment return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund's dividend reinvestment program. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenjeq.com or by calling 800-522-5465.

The annualized net operating expense ratio based on the six-month period ended April 30, 2022 was 0.94%. The annualized net operating expense ratio, excluding interest expense on the six-month period ended April 30, 2022 was 0.81%.

4	Aberdeen Japan Equity Fund, Inc.

Portfolio Summary (as a percentage of net assets) (unaudited)

As of April 30, 2022

The following table summarizes the sector composition of the Fund's portfolio, in S&P Global Inc.'s Global Industry Classification Standard ("GICS") Sectors.

Sectors
Consumer Discretionary	19.3%
Industrials	17.0%
Information Technology	15.9%
Health Care	13.4%
Financials	11.4%
Consumer Staples	10.3%
Communication Services	9.5%
Materials	8.4%
Real Estate	5.6%
Short-Term Investment	0.1%
Liabilities in Excess of Other Assets	(10.9)%
100.0%

Top Ten Holdings
Tokio Marine Holdings, Inc.	6.7%
KDDI Corp.	5.3%
Toyota Motor Corp.	5.0%
Shin-Etsu Chemical Co. Ltd.	4.2%
Tokyu Fudosan Holdings Corp.	4.2%
Sony Group Corp.	4.0%
Asahi Group Holdings Ltd.	3.8%
Chugai Pharmaceutical Co. Ltd.	3.1%
SHO-BOND Holdings Co. Ltd.	3.1%
Keyence Corp.	2.7%

Aberdeen Japan Equity Fund, Inc.	5

Statement of Investments (unaudited)

As of April 30, 2022

	Shares or Principal Amount	Value
COMMON STOCKS—110.8%
JAPAN—110.8%
Communication Services—9.5%
KDDI Corp.	151,900	$ 5,030,121
Okinawa Cellular Telephone Co.	20,400	785,019
ValueCommerce Co. Ltd.	72,900	2,130,247
Z Holdings Corp.	265,600	1,042,703
		8,988,090
Consumer Discretionary—19.3%
Denso Corp.	27,500	1,675,994
Koito Manufacturing Co. Ltd.(a)	26,700	979,744
Nitori Holdings Co. Ltd.	9,100	936,202
Resorttrust, Inc.	135,000	2,271,177
Scroll Corp.	155,700	952,012
Shoei Co. Ltd.	39,300	1,458,003
Sony Group Corp.(a)	43,800	3,779,984
Toyota Motor Corp.(a)	275,100	4,713,482
Workman Co. Ltd.	14,400	491,691
Yamaha Corp.	26,200	1,001,023
		18,259,312
Consumer Staples—10.3%
Ajinomoto Co., Inc.	93,000	2,416,283
Asahi Group Holdings Ltd.	95,300	3,592,125
Milbon Co. Ltd.	17,300	724,367
Seven & i Holdings Co. Ltd.	18,500	818,013
Shiseido Co. Ltd.	17,000	803,614
Welcia Holdings Co. Ltd.	68,200	1,398,036
		9,752,438
Financials—11.4%
Japan Exchange Group, Inc.	47,100	701,338
Tokio Marine Holdings, Inc.(a)	115,900	6,266,558
Tokyo Century Corp.(a)	34,400	1,059,592
WealthNavi, Inc.(b)	26,300	342,068
Zenkoku Hosho Co. Ltd.	67,300	2,361,970
		10,731,526
Health Care—13.4%
AS One Corp.	14,200	753,920
Asahi Intecc Co. Ltd.	40,200	776,822
Astellas Pharma, Inc.	132,000	2,009,794
BML, Inc.	24,000	617,654
Chugai Pharmaceutical Co. Ltd.(a)	97,300	2,915,609
Daiichi Sankyo Co. Ltd.	26,000	654,651
Hoya Corp.(a)	17,100	1,697,040
Jeol Ltd.	20,400	916,134
Menicon Co. Ltd.	24,600	525,441
Olympus Corp.	72,300	1,272,561
Takara Bio, Inc.	29,900	480,909
		12,620,535

6	Aberdeen Japan Equity Fund, Inc.

Statement of Investments (unaudited) (continued)

As of April 30, 2022

	Shares or
	Principal
	Amount	Value
COMMOM STOCKS (continued)
JAPAN (continued)
Industrials—17.0%
AGC, Inc.	43,200	$1,619,542
Amada Co. Ltd.(a)	174,400	1,354,209
Daikin Industries Ltd.(a)	13,600	2,078,319
FANUC Corp.(a)	6,400	980,660
Makita Corp.(a)	36,700	1,084,736
MISUMI Group, Inc.(a)	84,700	2,123,794
Nabtesco Corp.	35,100	800,546
Nihon M&A Center Holdings, Inc.	28,000	344,787
Recruit Holdings Co. Ltd.(a)	60,700	2,202,293
SHO-BOND Holdings Co. Ltd.	69,300	2,912,678
Takuma Co. Ltd.	49,300	552,499
		16,054,063
Information Technology—15.9%
Advantest Corp.(a)	15,800	1,078,320
Appier Group, Inc.(b)	26,100	172,449
Elecom Co. Ltd.	118,100	1,416,172
Fukui Computer Holdings, Inc.	30,400	758,817
Ibiden Co. Ltd.	13,800	515,732
Kaga Electronics Co. Ltd.	33,000	777,544
Keyence Corp.(a)	6,400	2,572,826
Kohoku Kogyo Co. Ltd.	17,200	944,193
NEC Corp.	33,900	1,315,180
NEC Networks & System Integration Corp.	85,100	1,208,355
Net Protections Holdings, Inc.(b)	70,300	359,197
Otsuka Corp.	25,100	822,580
Sansan, Inc.(b)	36,800	351,097
Tokyo Electron Ltd.	4,500	1,898,759
Zuken, Inc.	36,700	849,733
		15,040,954
Materials—8.4%
Kansai Paint Co. Ltd.(a)	67,600	930,982
Nippon Paint Holdings Co. Ltd.	159,000	1,259,492
Nippon Sanso Holdings Corp.(a)	95,700	1,722,168
Shin-Etsu Chemical Co. Ltd.(a)	29,000	3,985,600
		7,898,242
Real Estate—5.6%
Heiwa Real Estate Co. Ltd.(a)	42,400	1,337,520
Tokyu Fudosan Holdings Corp.	763,800	3,974,563
		5,312,083
Total Common Stocks		104,657,243

Aberdeen Japan Equity Fund, Inc.	7

Statement of Investments (unaudited) (concluded)

As of April 30, 2022

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENT—0.1%
MONEY MARKET FUNDS—0.1%
UNITED STATES—0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.29%(c)	$ 127,922	$ 127,922
Total Money Market Funds		127,922
Total Short-Term Investment—0.1% (cost $127,922)		127,922
Total Investments—110.9% (cost $113,752,008)(d)		104,785,165
Liabilities in Excess of Other Assets—(10.9)%		(10,283,846)
Net Assets—100.0%		$ 94,501,319

(a)  All or a portion of the security has been designated as collateral for the line of credit.

(b)  Non-income producing security.

(c)  Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2022.

(d)  See Note 10 of the accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

8	Aberdeen Japan Equity Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2022

Assets

Investments, at value (cost $113,752,008)	$104,785,165
Foreign currency, at value (cost $742,435)	733,575
Interest and dividends receivable	881,234
Tax reclaim receivable	66,017
Prepaid expenses and other assets	392
Total assets	106,466,383
Liabilities
Line of credit payable (Note 7)	11,732,016
Director fees payable	46,981
Investment management fees payable (Note 3)	29,780
Investor relations fees payable (Note 3)	21,949
Interest expense payable	9,032
Administration fees payable (Note 3)	7,309
Other accrued expenses	117,997
Total liabilities	11,965,064

Net Assets	$94,501,319
Composition of Net Assets
Common stock (par value $0.01 per share) (Note 5)	$134,085
Paid-in capital in excess of par	100,330,496
Distributable accumulated loss	(5,963,262)
Net Assets	$94,501,319
Net asset value per share based on 13,408,536 shares issued and outstanding	$7.05

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	9

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2022

Net Investment Income:

Income
Dividends and other income (net of foreign withholding taxes of $156,956)	$1,160,395
Total Investment Income	1,160,395

Expenses:
Investment management fee (Note 3)	201,406
Directors’ fees and expenses	95,821
Administration fee (Note 3)	52,793
Independent auditors’ fees and expenses	29,029
Investor relations fees and expenses (Note 3)	28,908
Legal fees and expenses	20,851
Custodian’s fees and expenses	15,137
Reports to stockholders and proxy solicitation	15,017
NYSE listing fee	11,778
Transfer agent’s fees and expenses	8,637
Insurance expense	5,245
Miscellaneous	18,742
Total operating expenses, excluding interest expense	503,364
Interest expense (Note 7)	56,982
Net operating expenses	560,346

Net Investment Income	600,049
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	2,580,694
Foreign currency transactions	(134,887)
2,445,807
Net change in unrealized appreciation/(depreciation) on:
Investments	(38,352,797)
Foreign currency translation	1,541,740
(36,811,057)
Net realized and unrealized (loss) from investments and foreign currency related transactions	(34,365,250)
Net Decrease in Net Assets Resulting from Operations	$(33,765,201)

See Notes to Financial Statements.

10	Aberdeen Japan Equity Fund, Inc.

Statements of Changes in Net Assets

	For the
	Six-Month
	Period Ended	For the
	April 30, 2022	Year Ended
	(unaudited)	October 31, 2021
Increase/(Decrease) in Net Assets from Operations:
Operations:
Net investment income	$ 600,049	$ 1,087,870
Net realized gain from investment transactions	2,580,694	11,540,553
Net realized loss from foreign currency transactions	(134,887)	(79,338)
Net change in unrealized appreciation/(depreciation) on investments	(38,352,797)	4,153,882
Net change in unrealized appreciation on foreign currency translation	1,541,740	1,091,331
Net increase/(decrease) in net assets resulting from operations	(33,765,201)	17,794,298
Distributions to Stockholders From:
Distributable earnings	(15,158,215)	(5,828,556)
Net decrease in net assets from distributions	(15,158,215)	(5,828,556)
Net increase/(decrease) in net assets	(48,923,416)	11,965,742
Net Assets:
Beginning of period	143,424,735	131,458,993
End of period	$ 94,501,319	$ 143,424,735

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	11

Financial Highlights

	For the
	Six-Month
	Period Ended
	April 30, 2022	For the Fiscal Years Ended October 31,
	(unaudited)	2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE(a): Net asset value, beginning of period	$10.70	$9.80	$8.97	$8.66	$10.30	$9.51
Net investment income	0.04	0.08	0.06	0.06	0.07	0.07
Net realized and unrealized gains/(losses) on investments and foreign currencies	(2.56)	1.25	1.03	0.90	(1.23)	1.03
Total from investment operations	(2.52)	1.33	1.09	0.96	(1.16)	1.10
Distributions from:
Net investment income	(0.26)	(0.06)	(0.07)	(0.07)	(0.06)	(0.09)
Net realized gains	(0.87)	(0.37)	(0.19)	(0.58)	(0.42)	(0.23)
Total distributions	(1.13)	(0.43)	(0.26)	(0.65)	(0.48)	(0.32)
Capital Share Transactions: Impact due to discount management policy	–	–	–	–	–	0.01
Net asset value, end of period	$7.05	$10.70	$9.80	$8.97	$8.66	$10.30
Market value, end of period	$6.12	$9.27	$8.22	$7.53	$7.40	$9.17
Total Investment Return Based on(b):
Market value	(24.48%)	17.78%	12.75%	11.42%	(15.22%)	16.73%
Net asset value	(24.63%)	14.03%	12.84%	13.41%	(11.67%)	12.78%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (in millions)	$94.5	$143.4	$131.5	$120.3	$115.9	$137.7
Average net assets (in millions)	$120.1	$143.0	$119.6	$110.2	$134.7	$124.4
Net operating expenses	0.94%(c)	0.83%	0.85%	0.94%	0.81%	0.86%
Net operating expenses, excluding interest expense	0.81%(c)	0.76%	–	–	–	–
Net investment income	1.01%(c)	0.76%	0.63%	0.71%	0.69%	0.78%
Portfolio turnover	18%(d)	45%	34%	42%	32%	22%
Line of credit payable outstanding (000 omitted)	$11,732	$13,330	$–	$–	$–	$–
Asset coverage ratio on line of credit payable at period end(e)	905%	1,176%	–	–	–	–
Asset coverage per $1,000 on line of credit payable at period end	$9,055	$11,759	$–	$–	$–	$–

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	Annualized.
(d)	Not annualized.
(e)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

12	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2022

1. Organization

Aberdeen Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its original name "The Japan Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. The Fund's investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX").

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles (“GAAP” )in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the "Valuation Time" subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to

Aberdeen Japan Equity Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening
value factor	and closing prices of each security.

The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$–	$104,657,243	$–	$104,657,243
Short-Term Investment	127,922	–	–	127,922
Total	$127,922	$104,657,243	$–	$104,785,165

Amounts listed as "–" are $0 or round to $0.

For the six-month period ended April 30, 2022, there were no significant changes to the fair valuation methodologies for the type of holdings in the Fund’s portfolio.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)    market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)   purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

14	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a "regulated investment company" (RIC) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

f. Rights Issues and Warrants:

Rights issues give the right, normally to existing stockholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company's discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Fund files for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued, if any, is reported on the Statement of Assets and Liabilities.

Aberdeen Japan Equity Fund, Inc.	15

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

3. Agreements and Transactions with Affiliates

a. Investment Manager:

abrdn Asia Limited (“abrdn Asia” or the “Investment Manager”), formerly Aberdeen Standard Investments (Asia) Limited, serves as the Fund’s investment manager with respect to all investments. The Investment Manager is an indirect wholly-owned subsidiary of abrdn plc, formerly known as Standard Life Aberdeen plc. In rendering advisory services, the Investment Manager may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Investment Manager.

Pursuant to the Management Agreement, the Investment Manager makes investment management decisions relating to the Fund’s assets. For such investment services, the Fund pays the Investment Manager at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund’s average weekly Managed Assets. For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. During the six-month period ended April 30, 2022, the Fund paid abrdn Asia $201,406. In addition, the Fund has agreed to reimburse the Investment Manager for all out-of-pocket expenses related to the Fund. For the six-month period ended April 30, 2022, no such expenses were paid to the Investment Manager.

b. Fund Administration:

abrdn Inc. (formerly, Aberdeen Standard Investments, Inc.), an affiliate of abrdn Asia, serves as the Fund’s administrator, pursuant to an agreement under which abrdn Inc. receives a fee, payable quarterly by the Fund, at an annual fee rate of 0.08% of the value of the Fund’s average weekly net assets. During the six-month period ended April 30, 2022, abrdn Inc. earned $52,793 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Asia or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, Investor Relations Services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.

Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.), among other things, provides objective and timely information to stockholders based on publicly-available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional stockholders; responds to specific stockholder questions; and reports activities and results to the Board and management detailing insight into general stockholders sentiment.

During the six-month period ended April 30, 2022, the Fund incurred investor relations fees of approximately $28,908. For the six-month period ended April 30, 2022, abrdn Inc. did not waive any investor relations fees because the Fund did not reach the capped amount.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2022, were $24,014,805 and $38,609,937, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value per share of common stock. As of April 30, 2022, there were 13,408,536 shares of common stock issued and outstanding.

6. Discount Management Program

The Fund’s Discount Management Program authorizes management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value. During the six-month period ended April 30, 2022, the Fund did not repurchase any shares.

16	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

The Board of Directors authorized the Discount Management Program in order to potentially enhance share liquidity and increase stockholder value through the potential accretive impact of the purchases to the Fund's NAV. There is no assurance that the Fund will purchase shares in any specific amounts.

7. Line of Credit

On December 15, 2020, the Fund executed a Prime Brokerage Agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”). The maximum commitment amount is $20,000,000. The terms of the lending agreement indicate the rate to be 1 month LIBOR plus 0.85% per annum on amounts borrowed. On December 14, 2021, the Board approved an amendment to its Prime Brokerage Agreement with BNP Paribas Prime Brokerage International to adjust the charged interest on amounts borrowed at a variable rate, which may be based on the Secured Overnight Financing Rate (“SOFR”) plus a spread. The BNPP PB facility provides a secured, committed line of credit for the Fund where certain Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The Fund’s outstanding balance as of April 30, 2022 was 1,520,000,000 Japanese Yen ($11,732,016). During the six-month period ended April 30, 2022, the average borrowing by the Fund was 1,520,000,000.00 JPY with an average weighted interest rate on borrowings of 0.87%. Interest expense related to the line of credit for the six-month period ended April 30, 2022, was $56,982.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries. Foreign securities may also be harder to price than U.S. securities.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Investment Manager are unsuccessful.

b. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Leverage Risk:

The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.

d. LIBOR Risk:

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and SOFR, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments.

Aberdeen Japan Equity Fund, Inc.	17

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

e. Non-U.S. Taxation Risk:

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

If, at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow stockholders a deduction or credit for foreign taxes paid by the Fund. In such a case, stockholders will include in gross income from foreign sources their pro rata shares of such taxes. A stockholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the stockholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Stockholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, stockholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if the Fund elects to pass through to its stockholders foreign tax credits or deductions, tax-exempt stockholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

f. Passive Foreign Investment Company Tax Risk:

Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. The Fund may be able to elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually. The Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

g. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

h. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

18	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2022

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized depreciation as of April 30, 2022, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$114,746,932	$6,698,649	$ (16,660,416)	$ (9,961,767)

11. Recent Rulemaking

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. Management is currently finalizing the implementation of Rule 18f-4 to meet the August 19, 2022 compliance date.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The SEC also adopted new

Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating this guidance.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2022, other than as noted below.

On May 10, 2022, the Fund announced that it will pay on June 30, 2022, a distribution of US $0.12 per share to all stockholders of record as of May 20, 2022.

Aberdeen Japan Equity Fund, Inc.	19

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market

20	Aberdeen Japan Equity Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Aberdeen Japan Equity Fund, Inc.	21

Corporate Information

Directors	Legal Counsel
Radhika Ajmera, Chair	Dechert LLP
Stephen Bird	1900 K Street N.W.
Anthony Clark	Washington, DC 20006
P. Gerald Malone
Independent Registered Public Accounting Firm
Investment Manager	KPMG LLP
abrdn Asia Limited	1601 Market Street
21 Church Street	Philadelphia, PA 19103
#01-01 Capital Square Two
Singapore 049480	Investor Relations
abrdn, Inc.
Administrator	1900 Market Street, Suite 200
abrdn, Inc.	Philadelphia, PA 19103
1900 Market Street, Suite 200	1-800-522-5465
Philadelphia, PA 19103	Investor.Relations@abrdn.com

Transfer Agent and Registrar	Custodian
Computershare	State Street Bank and Trust Company
P.O. Box 505000	1 Lincoln Street
Louisville KY, 40233	Boston, MA 02111

The Financial Statements as of April 30, 2022, included in this report, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Japan Equity Fund, Inc. are traded on the NYSE under the symbol "JEQ". Information about the Fund's net asset value and market price is available at www.aberdeenjeq.com.

This report, including the financial information herein, is transmitted to the stockholders of Aberdeen Japan Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

JEQ SEMI-ANNUAL

(b) Not applicable.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1)of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2022, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Japan Equity Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn Japan Equity Fund, Inc.

Date: July 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn Japan Equity Fund, Inc.

Date: July 11, 2022

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
abrdn Japan Equity Fund, Inc.

Date: July 11, 2022